UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 23, 2004




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



  Delaware                      1-9566                    95-4087449
  --------                      ------                    ----------
(State of Incorporation)(Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,               90401-1490
  -------------------------------------------------               ----------
         (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000














                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

        99.0     Monthly Financial Data as of February 29, 2004 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of February 29, 2004 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FIRSTFED FINANCIAL CORP.



Dated:  March 23, 2004                By:/s/ Douglas J. Goddard
                                         ----------------------
                                             Douglas J. Goddard
                                             Chief Financial Officer

                                INDEX TO EXHIBITS


Item                                                                 Page

99.0     Monthly Financial Information as of February 29, 2004          4

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                         As of, for         As of, for         As of, for       As of, for the       As of, for the
                                          the month         the month          the month        2 months ended       2 months ended
                                       ended Feb. 29,     ended Jan. 31,     ended Feb. 28,        Feb. 29,             Feb. 28,
                                             2004              2004               2003                2004                 2003
                                             ----              ----               ----                ----                 ----
Cash and investment securities       $        233,998  $         203,643  $         137,107  $          233,998   $          137,107
Total assets                         $      5,043,648  $       4,919,858  $       4,325,278  $        5,043,648   $        4,325,278

LOANS:
Total mortgage-backed securities     $        127,979  $         130,896  $         190,086  $          127,979   $          190,086
Total loans, net                     $      4,530,330  $       4,438,783  $       3,864,100  $        4,530,330   $        3,864,100

Loans originated/purchased:
  Single family loans                $        157,274  $         126,832  $         115,420  $          284,106   $          243,246
  Multi-family loans                           31,376             28,314             22,070              59,690               57,024
  Commercial real estate loans                  1,421              2,600              5,585               4,021                7,690
  Other                                           405             11,619              6,162              12,024               12,531
                                        -------------     --------------     --------------     ---------------      ---------------
                                     $        190,476  $         169,365  $         149,237  $          359,841  $           320,491
                                        =============     ==============     ==============     ===============      ===============

Percentage of ARMs originated:                    97%                98%                64%                 97%                  64%

Loan repayments:
  Single family loans                $         61,439  $          56,875  $          73,965  $          118,314   $          152,449
  Multi-family and commercial real
     estate loans                              31,897             46,907             31,395              78,804               62,056
  Other                                         7,331              1,795              4,948               9,126               10,650
                                        -------------     --------------      -------------     ---------------      ---------------
                                     $        100,667  $         105,577  $         110,308  $          206,244   $          225,155
                                        =============     ==============      =============     ===============      ===============

Loans sold                           $            495  $             491  $          12,154  $              986  $            29,323

Average rate on loans
   originated/purchased                         4.62%              4.63%              5.24%               4.62%                5.18%
Percentage of portfolio in
   adjustable rate loans                       79.97%             79.56%             71.68%              79.97%               71.68%
Non-performing assets
   to total assets                              0.05%              0.09%              0.16%               0.05%                0.16%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      1,755,000  $       1,699,000  $       1,237,000  $        1,755,000  $         1,237,000
Reverse
repurchase                           $        120,122  $         120,122  $         154,021  $          120,122  $           154,021
   agreements

DEPOSITS:
Retail deposits                      $      2,515,862  $       2,506,591  $       2,338,211  $        2,515,862  $         2,338,211
Wholesale deposits                            175,950            128,000            188,956             175,950              188,956
                                        -------------     --------------     --------------     ---------------      ---------------
                                     $      2,691,812  $       2,634,591  $       2,527,167  $        2,691,812  $         2,527,167
                                        =============     ==============     ==============     ===============      ===============

Net increase (decrease)              $         57,221  $          77,165  $         (20,030) $          134,386  $          (17,866)

AVERAGE INTEREST RATES:
Yield on loans                                  4.90%              4.98%              5.79%               4.94%                5.86%
Yield on investments                            3.00%              1.92%              3.97%               2.50%                4.15%
Yield on earning assets                         4.83%              4.88%              5.74%               4.86%                5.81%
Cost of deposits                                1.29%              1.29%              1.82%               1.29%                1.87%
Cost of borrowings                              2.70%              2.77%              3.51%               2.73%                3.56%
Cost of money                                   1.86%              1.90%              2.42%               1.88%                2.46%
Earnings spread                                 2.97%              2.98%              3.32%               2.98%                3.35%
Effective net spread                            3.09%              3.10%              3.46%               3.09%                3.50%


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